Judicial deposits	12 Months Ended
Dec. 31, 2023
Judicial Deposits
Judicial deposits

11.	Judicial deposits

They are recorded at historical cost and adjusted for monetary variation according to current legislation.

	2023	2022

Judicial deposits	689,739	1,377,560

Civil	286,430	974,482
Labor	68,202	117,583
Tax	220,842	184,435
Regulatory	115	113
Online attachment(i)	114,150	100,947

(i)	Refer to legal blockages directly in the Company's current accounts and interest earning bank deposits linked to certain legal proceedings. This amount is periodically analyzed and when identified, reclassification is made to one of the other specific accounts of the legal deposit item.

Civil

These are court deposits to guarantee the execution of civil proceedings where the Company is challenging the amounts involved. Most of these proceedings refer to lawsuits filed by customers, involving issues of consumer rights, among others.

There are some processes with differentiated matters, for instance, in which the value set by ANATEL for vacating certain transmission sub-bands is discussed, enabling the implementation of 4G technology. In this case, the amount deposited updated in court under discussion is R$ 83,438 (R$ 77,854 on December 31, 2022).

In a Material Fact released on October 4, 2022, TIM informed that a preliminary decision was handed down by the 7th Business Court of the Judicial District of Rio de Janeiro determining the deposit in court by the Buyers (TIM, Telefônica Brasil S.A. and Claro S.A.) of approximately R$ 1.53 billion – of which approximately R$ 670 million by TIM – in an account linked to the court-ordered reorganization process of Oi Móvel S.A.

On October 19, 2022, TIM deposited the amount of R$ 670 million in guarantee for the Judgment of the 7th Corporate Court of the Judicial District of Rio de Janeiro. Such a deposit remained in an account linked to the Court until the installation of the Court of Arbitration.

On October 4, 2023, TIM reported the completion of an agreement with Oi S.A., having redeemed half of the amount originally retained on the closing date, equivalent to R$ 317 million, monetarily updated until the closing date and the remaining amount is redeemed by the Seller as part of the purchase price of UPI Ativos Móveis attributed to the Company.

Labor

These are amounts deposited in court as guarantees for the execution and the filing of appropriate appeals, where the relevant matters or amounts involved are still being discussed. The total amount has been allocated between the various claims filed by registered employees and third-party service providers.

Tax

The Company has legal deposits in the total, estimated amount of R$ 220,842 on December 31, 2023, relating to tax matters, made to support several ongoing legal discussions. Such deposits mainly relate to the following discussions:

(a)	Use of credit in the acquisition of electricity directly employed in the production process of companies, matter with positive bias in the judiciary. The current value of the deposits related to this discussion is R$ 38,650 (R$ 36,417 on December 31, 2022).

(b)	CPMF levy on loan conversion operations into the Company’s equity; recognition of the right not to collect the contribution allegedly levied on the simple change of ownership of current accounts due to merger. The current value of the deposits referring to this discussion is R$ 5,668 (R$ 5,295 on December 31, 2022).

(c)	Constitutionality of the collection of the functioning supervision fee (TFF -Taxa de Fiscalização do Funcionamento) by municipal authorities of different localities. The current value of the deposits referring to this discussion is R$ 24,048 (R$ 22,178 on December 31, 2022).

(d)	Non approval for compensation of federal debts withholding income tax credits (IRRF) for the alleged insufficiency of credits, as well as the deposit made for the purposes of release of negative Certificate of debts. The current value of the deposits referring to this discussion is R$ 12,177 (R$ 11,557 on December 31, 2022).

(e)	Levy of ISS on import and outsourced services; claiming lack of collection in relation to ground cleaning and maintenance service of BRS (Base Radio Station), the ISS itself, the ISS incident on co-billing services and software licensing (blackberry). Right to benefit from spontaneous report and search for the removal of confiscatory fines in the case of late payment. The current value of the deposits referring to this discussion is R$ 12,191 (R$ 8,651 on December 31, 2022).

(f)	Ancillary services provided for in the agreement 69/98 ICMS incident on the provision of communication services of the amounts charged for ACCESS, Membership, Activation, qualification, availability, subscription and use of the services, among others. The current value of the deposits referring to this discussion is R$ 3,775 (R$ 3,623 on December 31, 2022).

(g)	ANATEL’s requirement of the public price for the administration of numbering resources. The current value of the deposits is R$ 3,960 (R$ 3,766 on December 31, 2022).

(h)	Deposit made by TIM S.A. – Unconstitutionality and illegality of the collection of FUST (Fund for Universalisation of Telecommunications Services). The right not to collect FUST, failing to include in its base calculation the revenues transferred by way of interconnection and EILD (Industrial Exploitation of Dedicated Line), as well as the right not to suffer the retroactive collection of the differences determined in function of not observing sum 7/2005 of ANATEL. The current value of the deposits is R$ 67,911 (R$ 63,967 on December 31, 2022).

(i)	ICMS – Miscellaneous. Deposits made in several claims that discuss ICMS charges, mainly related to loan, DIFAL, exempt and non-taxed services, ICAP and Covenant 39. The current value of the deposits is R$ 26,213 (R$ 7,691 on December 31, 2022).

(j)	Charges related to cases of Jornal do Brasil that were directed to the Company. The current value of the deposits referring to this discussion is R$ 15,759 (R$ 11,524 on December 31, 2022).